Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Fourth-Quarter and Full-Year 2017 Results

Quarterly earnings per share growth of 73.0% and annual loan growth of 8%

DEFIANCE, Ohio, January 25, 2018 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, and private client services, today reported earnings for the fourth-quarter and twelve-months ended December 31, 2017.

Fourth quarter highlights over prior-year fourth quarter include:

●	Net income of $4.0 million, an increase of 74.0 percent, or $1.7 million
●	Return on average assets of 1.83 percent
●	Diluted earnings per share (EPS) of $0.64, an increase of 73.0 percent, or $0.27 per share
●	Mortgage origination volume of $72.1 million, a decrease of 13.6 percent, or $11.4 million from $83.5 million
●	Impact of Deferred Tax Liability recapture was an increase in net income of $1.7 million, or $0.27 per share

Twelve-months ended December 31, 2017 highlights over prior-year twelve months include:

●	Net income of $11.1 million, an increase of 26.0 percent, or $2.3 million
●	Return on average assets of 1.29 percent
●	Diluted earnings per share (EPS) of $1.74, an increase of 26.1 percent, or $0.36 per share
●	Total loan growth of $52.2 million, or 8.1 percent
●	Total deposit growth of $56.5 million, or 8.4 percent
●	Total residential mortgage volume of $315.8 million, down $67.0 million or 17.5 percent

Highlights	Three Months Ended			Twelve Months Ended
($000’s except ratios and share data)	Dec. 2017	Dec. 2016	% Change	Dec. 2017	Dec. 2016	% Change
Operating revenue	$11,746	$11,775	(.2%)	$45,603	$43,742	4.3%
Interest income	8,762	7,512	16.6	32,480	29,051	11.8
Interest expense	1,108	865	28.1	4,094	3,198	28.0
Net interest income	7,654	6,647	15.2	28,386	25,853	9.8
Noninterest income	4,092	5,128	(20.2)	17,217	17,889	(3.8)
Noninterest expense	8,106	7,859	3.1	31,578	30,091	4.9
Net income	4,032	2,317	74.0	11,065	8,784	26.0
Earnings per diluted share	0.64	0.37	73.0	1.74	1.38	26.1
Net interest margin (FTE)	3.96%	3.69%	7.3	3.78%	3.75%	0.8
Return on average assets	1.83%	1.14%	60.5	1.29%	1.11%	16.2
Return on average equity	17.52%	10.73%	63.4	12.36%	10.39%	19.0

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“The recently enacted tax plan had a significant effect on earnings in the quarter as it added $1.7 million in net income or $0.27 per share to our results,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “Excluding the positive tax impact, we were pleased to deliver another significant year of growth. Asset quality remained strong all year and as a result of our continued focus on diversity of revenue, we were able to offset the effects of lower mortgage volume in 2017 with our other, fee-based business lines.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue of $11.7 million, consisting of net interest income and noninterest income, was flat as compared to the fourth quarter of 2016, and down 3.1 percent from the linked quarter.

●	Net interest income of $7.7 million, was up 15.2 percent from the year-ago quarter, and up 5.4 percent from the linked quarter.
●	Net interest margin (FTE) of 3.96 percent, was up 27 basis points from the year-ago quarter, and up 15 basis points from the linked quarter.
●	Noninterest income of $4.1 million was down 20.2 percent from the year-ago quarter, and down 15.8 percent from the linked quarter.
●	Total revenue for the full year of 2017 was $45.6 million compared to $43.7 million for the full year of 2016, which is a 4.3 percent increase.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2017 were $72.1 million, down $11.40 million, or 13.6 percent, from the year-ago quarter. Total sales of originated loans were $53.8 million, down $27.9 million, or 34.1 percent from the year-ago quarter.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.1 million for the fourth quarter of 2017, compared to $3.3 million for the year-ago quarter, or a 37.7 percent decrease. The mortgage servicing valuation adjustment for the fourth quarter of 2017 was a positive $0.12 million, compared to a positive adjustment of $1.2 million for the fourth quarter of 2016. The aggregate servicing valuation impairment ended the quarter at $0.2 million. The mortgage-servicing portfolio at December 31, 2017, was $994.9 million, up $95.2 million, or 10.6 percent, from $899.7 million at December 31, 2016.

“As we have said all year, our mortgage business has encountered increasing rates and decreasing availability of home inventory,” noted Mr. Klein. “Despite those challenges our mortgage team delivered over $315 million of volume in 2017, with 94 percent of that volume coming from new clients to the Company.”

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Mortgage Banking ($000’s)
	Dec. 2017	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016
Mortgage originations	$72,102	$89,217	$97,804	$56,667	$83,469
Mortgage sales	53,825	76,919	80,038	50,473	81,689
Mortgage servicing portfolio	994,915	979,251	952,364	917,435	899,710
Mortgage servicing rights	9,907	9,560	9,217	8,727	8,422

Mortgage servicing revenue:
Loan servicing fees	617	605	583	566	553
OMSR amortization	(269)	(343)	(303)	(218)	(462)
Net administrative fees	348	262	280	348	91
OMSR valuation adjustment	118	(35)	(39)	35	1,233
Net loan servicing fees	466	227	241	383	1,324
Gain on sale of mortgages	1,607	2,211	2,063	1,250	2,002
Mortgage banking revenue, net	$2,073	$2,438	$2,304	$1,633	$3,326

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees and the sale of small business loans (SBA). SBA activity for the quarter included total loan volume of $2.7 million with gains of $0.2 million. Wealth management assets under the Company’s care stood at $437.0 million, up $58.9 million or 15.6 percent. Noninterest income as a percentage of total revenue was 34.8 percent.

For the fourth quarter of 2017, noninterest expense (NIE) of $8.1 million was up $0.2 million, or 3.1 percent, compared to the same quarter last year. The increase was due mainly to staffing increases and higher marketing costs. Compared to the linked quarter, NIE was down $0.2 million, or 2.1 percent.

Mr. Klein stated, “During 2017, our non-mortgage business lines again produced solid results for the year, offsetting the decline in volume in residential real estate. Specifically, SBA gains for the quarter and year of $0.2 and $1.2 million respectively coupled with a nearly 16 percent growth in our assets under our care in our Wealth Management division, helped close the gap.”

Noninterest Income / Noninterest Expense ($000’s)
	Dec. 2017	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016
Noninterest Income (NII)	$4,092	$4,861	$4,462	$3,802	$5,128
NII / Total Revenue	34.8%	40.1%	39.1%	36.9%	43.6%
NII / Average Assets	1.9%	2.3%	2.1%	1.8%	2.5%

Noninterest Expense (NIE)	$8,106	$8,284	$7,806	$7,382	$7,859
Efficiency Ratio	69.0%	68.3%	68.3%	71.6%	66.7%
NIE / Average Assets	3.7%	3.9%	3.7%	3.6%	3.9%
Net Noninterest Expense	(1.8)	(1.6)	(1.6)	(1.7)	(1.3)

Balance Sheet

Total assets as of December 31, 2017, were $876.6 million, up $60.6 million, or 7.4 percent, from a year ago. Total equity as of December 31, 2017, was $94.0 million, up 8.6 percent from a year ago, and was at 10.7 percent of total assets.

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Total loans held for investment were $696.6 million at December 31, 2017, up $52.2 million, or 8.1 percent, from December 31, 2016. Commercial real estate loans were up $48.1 million, or 16.9 percent, and accounted for the majority of the total loan growth. Residential real estate also rose $8.4 million, or 5.9 percent, from the prior period.

The investment portfolio of $86.5 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 9.9 percent of assets at December 31, 2017, and was down 7.8 percent from the year-ago period. Deposit balances of $729.6 million at December 31, 2017, increased by $56.5 million, or 8.4 percent, since December 31, 2016. Growth from the prior year included $9.9 million in checking and $46.6 million in savings and time deposit balances.

“Loan growth was strong for the quarter, up nearly $22 million, a 13 percent annualized rate,” said Mr. Klein. “Most importantly we were able to fund the bulk of our year-over-year loan growth with retail deposit balances and we look forward to continuing this momentum in 2018.”

Loan Portfolio ($000’s)	Dec. 2017	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Variance YOY
Commercial	$102,041	$104,723	$107,319	$102,392	$109,087	$(7,046)
% of Total	14.6%	15.5%	16.5%	16.4%	16.9%	(6.5%)
Commercial RE	332,154	319,764	296,116	282,951	284,084	48,070
% of Total	47.7%	47.4%	45.4%	45.1%	44.1%	16.9%
Agriculture	51,947	51,140	52,107	47,580	52,475	(528)
% of Total	7.5%	7.8%	8.0%	7.6%	8.2%	(1.0%)
Residential RE	150,854	141,296	137,214	136,762	142,452	8,402
% of Total	21.7%	20.9%	21.1%	21.8%	22.1%	5.9%
Consumer & Other	59,619	58,152	58,833	57,037	56,335	3,284
% of Total	8.6%	8.6%	9.0%	9.1%	8.7%	5.8%

Total Loans	$696,615	$675,075	$651,589	$626,722	$644,433	$52,182
Total Growth Percentage						8.1%

Deposit Bal. ($000’s)	Dec. 2017	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Variance YOY
Non-Int DDA	$135,592	$124,840	$124,213	$124,664	$125,189	$10,403
% of Total	18.6%	17.4%	17.6%	17.5%	18.6%	8.3%
Interest DDA	131,079	130,513	127,409	133,388	131,598	(519)
% of Total	18.0%	18.2%	18.0%	18.7%	19.5%	(0.4%)
Savings	103,267	103,530	104,720	103,901	95,594	7,673
% of Total	14.2%	14.4%	14.8%	14.6%	14.2%	8.0%
Money Market	141,844	140,647	130,987	138,915	122,976	18,868
% of Total	19.4%	19.6%	18.5%	19.5%	18.3%	15.3%
Certificates	217,818	217,277	220,004	212,047	197,716	20,102
% of Total	29.9%	30.3%	31.1%	29.7%	29.4%	10.2%

Total Deposits	$729,600	$716,807	$707,333	$712,915	$673,073	$56,527
Total Growth Percentage						8.4%

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Asset Quality

SB Financial maintained its high-performing peer asset quality level during the quarter, reporting non-performing assets of $3.9 million as of December 31, 2017, down $1.5 million, or 27.5 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.44 percent is down from 0.65 percent at December 31, 2016. The coverage of problem loans by the loan loss allowance was at 206.9 percent at December 31, 2017, up from the 178.5 percent at December 31, 2016.

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Dec. 2017	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Variance YOY
Commercial & Agriculture	$121	$125	$132	$187	$194	$(73)
% of Total Com./Ag. loans	0.08%	0.08%	0.08%	0.13%	0.12%	(37.6%)
Commercial RE	1,322	1,029	1,049	939	1,194	128
% of Total CRE loans	0.40%	0.32%	0.35%	0.33%	0.42%	10.7%
Residential RE	1,123	1,074	1,115	1,126	1,162	(39)
% of Total Res. RE loans	0.74%	0.76%	0.81%	0.82%	0.82%	(3.4%)
Consumer & Other	138	153	154	130	187	(49)
% of Total Con./Oth. loans	0.23%	0.26%	0.26%	0.23%	0.33%	(26.2%)
Total Nonaccruing Loans	2,704	2,381	2,450	2,382	2,737	(33)
% of Total loans	0.39%	0.35%	0.38%	0.38%	0.42%	(1.2%)
Accruing Restructured Loans	1,129	1,258	1,366	1,383	1,590	(461)
Total Nonaccruing & Restructured Loans	$3,833	$3,639	$3,816	$3,765	$4,327	$(494)
% of Total loans	0.55%	0.54%	0.59%	0.60%	0.67%	(11.4%)
Foreclosed Assets	26	94	94	950	994	(968)
Total Nonperforming Assets	$3,859	$3,733	$3,910	$4,715	$5,321	$(1,462)
% of Total assets	0.44%	0.43%	0.46%	0.56%	0.65%	(27.5%)

“The quarter saw a reduction in our nonperforming ratio to just 44 basis points,” said Mr. Klein. “With net charge-offs for the year of $196,000, our sustained asset quality continues to be at the top of our peers, and we continue to strive toward top decile performance among this group.”

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 26, 2018, at 11:00 a.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 banking centers; 19 in nine Ohio counties and one center in Fort Wayne, Indiana, and 24 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

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In May 2017, SB Financial was ranked #145 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

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SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in Thousands)	2017	2017	2017	2017	2016
ASSETS
Cash and due from banks	$26,616	28,258	21,385	45,740	17,012

Securities available for sale, at fair value	82,790	85,304	103,347	107,937	90,128
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	86,538	89,052	107,095	111,685	93,876

Loans held for sale	3,940	7,663	9,437	5,104	4,434

Loans, net of unearned income	696,615	675,075	651,589	626,722	644,433
Allowance for loan losses	(7,930)	(7,760)	(7,825)	(7,679)	(7,725)
Net loans	688,685	667,315	643,764	619,043	636,708

Premises, equipment and software, net	21,277	21,271	20,740	19,909	19,129
Cash surrender value of life insurance	16,479	13,692	13,859	13,791	13,725
Goodwill & other intangibles	16,411	16,414	16,417	16,419	16,422
Foreclosed assets held for sale, net	26	94	94	950	994
Mortgage servicing rights	9,907	9,560	9,217	8,727	8,422
Accrued interest receivable	1,825	1,880	1,411	1,462	1,512
Other assets	4,923	5,263	4,249	4,018	3,771
Total assets	$876,627	860,462	847,668	846,848	816,005

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$135,592	124,840	124,213	124,664	125,189
Interest bearing demand	131,079	130,513	127,409	133,388	131,598
Savings deposits	103,267	103,530	104,720	103,901	95,594
Money market deposits	141,844	140,647	130,987	138,915	122,976
Time deposits	217,818	217,277	220,004	212,047	197,716
Total deposits	729,600	716,807	707,333	712,915	673,073

Advances from Federal Home Loan Bank	18,500	20,500	20,500	15,500	26,500
Repurchase agreements	15,082	11,343	11,175	11,796	10,532
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	592	611	563	450	408
Other liabilities	8,543	9,982	8,756	7,849	8,634
Total liabilities	782,627	769,553	758,637	758,820	729,457

Equity
Preferred shares	13,983	13,983	13,983	13,983	13,983
Common shares	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,405	15,335	15,260	15,224	15,362
Retained earnings	55,416	51,991	49,851	48,118	46,688
Accumulated other comprehensive income	(118)	335	340	136	51
Treasury shares	(3,255)	(3,304)	(2,972)	(2,002)	(2,105)
Total equity	94,000	90,909	89,031	88,028	86,548

Total liabilities and equity	$876,627	860,462	847,668	846,848	816,005

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SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
	2017	2017	2017	2017	2016	2017	2016
Interest income
Loans
Taxable	$8,096	7,653	7,243	6,800	6,984	29,792	26,846
Nontaxable	23	21	21	20	20	85	75
Securities
Taxable	514	532	569	461	364	2,076	1,536
Nontaxable	129	132	133	133	144	527	594
Total interest income	8,762	8,338	7,966	7,414	7,512	32,480	29,051

Interest expense
Deposits	938	907	863	748	709	3,456	2,578
Repurchase Agreements & Other	2	4	6	4	2	16	16
Federal Home Loan Bank advances	85	86	63	86	86	320	352
Trust preferred securities	83	78	71	70	68	302	252
Total interest expense	1,108	1,075	1,003	908	865	4,094	3,198

Net interest income	7,654	7,263	6,963	6,506	6,647	28,386	25,853

Provision for loan losses	200	-	200	-	500	400	750

Net interest income after provision for loan losses	7,454	7,263	6,763	6,506	6,147	27,986	25,103

Noninterest income
Wealth Management Fees	718	688	704	667	657	2,777	2,628
Customer service fees	690	674	667	640	653	2,671	2,705
Gain on sale of mtg. loans & OMSR's	1,608	2,211	2,063	1,250	2,002	7,132	8,172
Mortgage loan servicing fees, net	465	227	241	383	1,324	1,316	810
Gain on sale of non-mortgage loans	122	294	369	430	52	1,215	979
Data service fees	179	182	184	193	184	738	917
Net gain on sales of securities	-	119	-	-	-	119	262
Gain/(loss) on sale/disposal of assets	(4)	8	-	2	-	6	177
Other income	314	458	234	237	256	1,243	1,239
Total non-interest income	4,092	4,861	4,462	3,802	5,128	17,217	17,889

Noninterest expense
Salaries and employee benefits	4,749	4,844	4,667	4,386	4,656	18,646	17,421
Net occupancy expense	582	566	552	560	533	2,260	2,145
Equipment expense	748	688	683	641	735	2,760	2,618
Data processing fees	363	429	396	370	384	1,558	1,380
Professional fees	492	502	417	363	404	1,774	1,426
Marketing expense	153	180	206	195	154	734	647
Telephone and communication	113	120	113	116	111	462	413
Postage and delivery expense	118	103	59	174	148	454	661
State, local and other taxes	164	198	170	167	154	699	594
Employee expense	227	242	183	145	182	797	545
Other expenses	397	412	360	265	398	1,434	2,241
Total non-interest expense	8,106	8,284	7,806	7,382	7,859	31,578	30,091

Income before income tax expense	3,440	3,840	3,419	2,926	3,416	13,625	12,901
Income tax expense	(592)	1,117	1,102	933	1,098	2,560	4,117

Net income	$4,032	2,723	2,317	1,993	2,317	11,065	8,784

Preferred Share Dividends	244	244	244	244	244	975	975

Net income available to common shares	3,788	2,479	2,073	1,749	2,073	10,090	7,809

Common share data:
Basic earnings per common share	$0.79	0.52	0.43	0.36	0.43	2.10	1.60
Diluted earnings per common share	$0.64	0.43	0.37	0.31	0.37	1.74	1.38

Average shares outstanding ($ in thousands):
Basic:	4,790	4,797	4,827	4,855	4,846	4,817	4,877
Diluted:	6,329	6,326	6,351	6,387	6,359	6,351	6,376

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SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
SUMMARY OF OPERATIONS	2017	2017	2017	2017	2016	2017	2016
Net interest income	$7,654	7,263	6,963	6,506	6,647	28,386	25,853
Tax-equivalent adjustment	$78	79	79	79	84	315	260
Tax-equivalent net interest income	$7,732	7,342	7,042	6,585	6,731	28,701	26,113
Provision for loan loss	$200	-	200	-	500	400	750
Noninterest income	$4,092	4,861	4,462	3,802	5,128	17,217	17,889
Total operating revenue	$11,746	12,124	11,425	10,308	11,775	45,603	43,742
Noninterest expense	$8,106	8,284	7,806	7,382	7,859	31,578	30,091
Pre-tax pre-provision income	$3,640	3,840	3,619	2,926	3,916	14,025	13,651
Pretax income	$3,440	3,840	3,419	2,926	3,416	13,625	12,901
Net income	$4,032	2,723	2,317	1,993	2,317	11,065	8,784
Income available to common shareholders	$3,788	2,479	2,073	1,749	2,073	10,090	7,809

PER SHARE INFORMATION:
Basic earnings per share	$0.79	0.52	0.43	0.36	0.43	2.10	1.60
Diluted earnings per share	$0.64	0.43	0.37	0.31	0.37	1.74	1.38
Common dividends	$0.075	0.070	0.070	0.065	0.065	0.280	0.240
Book value per common share	$15.03	14.55	14.21	13.92	13.75	15.03	13.75
Tangible book value per common share	$13.27	12.64	12.20	11.83	11.59	13.27	11.59
Market price per common share	$18.49	17.16	16.88	16.72	16.05	18.49	16.05
Market price per preferred share	$17.90	16.45	16.89	16.85	15.85	17.90	15.85
Market price to tangible book value	139.3%	135.8%	138.4%	141.4%	138.5%	139.3%	138.5%

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.83%	1.27%	1.09%	0.96%	1.14%	1.29%	1.11%
Pre-tax pre-provision ROAA	1.65%	1.79%	1.70%	1.41%	1.92%	1.64%	1.73%
Return on average equity	17.52%	12.11%	10.45%	9.13%	10.72%	12.36%	10.39%
Return on average tangible equity	26.16%	18.28%	15.91%	14.00%	16.54%	18.71%	16.23%
Efficiency ratio	68.99%	68.30%	68.30%	71.59%	66.71%	69.22%	68.76%
Earning asset yield	4.52%	4.36%	4.26%	4.08%	4.17%	4.32%	4.21%
Cost of interest bearing liabilities	0.69%	0.68%	0.64%	0.60%	0.58%	0.65%	0.55%
Net interest margin	3.92%	3.77%	3.69%	3.55%	3.64%	3.74%	3.70%
Tax equivalent effect	0.04%	0.04%	0.04%	0.04%	0.05%	0.04%	0.05%
Net interest margin, tax equivalent	3.96%	3.81%	3.73%	3.59%	3.69%	3.78%	3.75%
Non interest income/Average assets	1.86%	2.27%	2.09%	1.84%	2.52%	2.01%	2.27%
Non interest expense/Average assets	3.68%	3.87%	3.66%	3.57%	3.86%	3.70%	3.81%
Net noninterest expense/Average assets	1.82%	1.60%	1.57%	1.73%	1.34%	1.68%	1.55%

ASSET QUALITY RATIOS:
Gross charge-offs	$36	75	69	51	269	231	501
Recoveries	$5	10	15	5	175	35	486
Net charge-offs	$31	65	54	46	95	196	15
Nonaccruing loans/ Total loans	0.39%	0.35%	0.38%	0.38%	0.42%	0.39%	0.42%
Nonperforming loans/ Total loans	0.55%	0.54%	0.59%	0.60%	0.67%	0.55%	0.67%
Nonperforming assets/ Loans & OREO	0.55%	0.55%	0.60%	0.75%	0.82%	0.55%	0.82%
Nonperforming assets/ Total assets	0.44%	0.43%	0.46%	0.56%	0.65%	0.44%	0.65%
Allowance for loan loss/ Nonperforming loans	206.89%	213.25%	205.06%	203.96%	178.53%	206.89%	178.53%
Allowance for loan loss/ Total loans	1.14%	1.15%	1.20%	1.23%	1.20%	1.14%	1.20%
Net loan charge-offs/ Average loans (ann.)	0.02%	0.04%	0.03%	0.03%	0.06%	0.03%	0.00%
Loan loss provision/ Net charge-offs	645.16%	0.00%	370.37%	0.00%	526.32%	204.08%	5000.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	95.48%	94.18%	92.12%	87.91%	95.74%	95.48%	95.74%
Equity/ Assets	10.72%	10.57%	10.50%	10.39%	10.61%	10.72%	10.61%
Tangible equity/ Tangible assets	7.39%	7.17%	7.05%	6.94%	7.02%	7.39%	7.02%
Tangible equity adjusted for conversion	9.02%	8.83%	8.74%	8.62%	8.77%	9.02%	8.77%

END OF PERIOD BALANCES
Total assets	$876,627	860,462	847,668	846,848	816,005	876,627	816,005
Total loans	$696,615	675,075	651,589	626,722	644,433	696,615	644,433
Deposits	$729,600	716,807	707,333	712,915	673,073	729,600	673,073
Stockholders equity	$94,000	90,909	89,031	88,028	86,548	94,000	86,548
Goodwill & intangibles	$16,411	16,414	16,417	16,419	16,422	16,411	16,422
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$63,606	60,512	58,631	57,626	56,143	63,606	56,143
Mortgage servicing portfolio	$994,915	979,251	952,364	917,435	899,710	994,915	899,710
Wealth/Brokerage assets under care	$437,034	429,777	407,268	404,290	378,131	437,034	378,131
Total assets under care	$2,308,576	2,269,490	2,207,300	2,168,573	2,093,846	2,308,576	2,093,846
Full-time equivalent employees	240	237	237	231	227	240	227
Period end basic shares outstanding	4,793	4,788	4,807	4,873	4,844	4,793	4,844
Period end outstanding (Series A Converted)	1,463	1,461	1,459	1,452	1,452	1,463	1,452

AVERAGE BALANCES
Total assets	$880,446	857,147	852,526	827,514	814,423	854,569	789,045
Total earning assets	$781,795	771,722	754,736	734,378	729,525	759,681	698,541
Total loans	$691,929	667,943	644,658	637,490	634,664	660,675	603,875
Deposits	$731,992	712,614	717,472	683,639	672,226	711,500	645,847
Stockholders equity	$92,036	89,974	88,637	87,344	86,433	89,538	84,540
Intangibles	$16,412	16,415	16,418	16,421	16,424	16,417	16,429
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$61,641	59,576	58,236	56,940	56,026	59,138	54,128
Average basic shares outstanding	4,790	4,797	4,827	4,855	4,846	4,817	4,877
Average diluted shares outstanding	6,329	6,326	6,351	6,387	6,359	6,351	6,376

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Twelve Months Ended December 31, 2017 and 2016

($ in Thousands)	Three Months Ended Dec. 31, 2017			Three Months Ended Dec. 31, 2016
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$76,268	514	2.70%	$80,000	364	1.82%
Nontaxable securities	13,598	195	5.75%	14,861	218	5.87%
Loans, net	691,929	8,131	4.70%	634,664	7,014	4.42%
Total earning assets	781,795	8,840	4.52%	729,525	7,596	4.16%
Cash and due from banks	37,141			29,322
Allowance for loan losses	(7,842)			(7,511)
Premises and equipment	21,424			18,981
Other assets	47,928			44,106
Total assets	$880,446			$814,423

Liabilities
Savings and interest bearing demand	$378,278	219	0.23%	$349,892	143	0.16%
Time deposits	216,969	719	1.33%	196,645	566	1.15%
Repurchase agreements & Other	13,220	2	0.06%	11,493	2	0.07%
Advances from Federal Home Loan Bank	20,283	85	1.68%	24,348	86	1.41%
Trust preferred securities	10,310	83	3.22%	10,310	68	2.64%
Total interest bearing liabilities	639,060	1,108	0.69%	592,688	865	0.58%
Non interest bearing demand	136,745	-		125,689	-
Total funding	775,805		0.57%	718,377		0.48%
Other liabilities	12,605			9,613
Total liabilities	788,410			727,990
Equity	92,036			86,433
Total liabilities and equity	$880,446			$814,423

Net interest income (tax equivalent basis)		$7,732			$6,731

Net interest income as a percent of average interest-earning assets			3.96%			3.69%

10

	Twelve Months Ended Dec. 31, 2017			Twelve Months Ended Dec. 31, 2016
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$84,918	2,076	2.44%	$79,301	1,536	1.94%
Nontaxable securities	14,088	798	5.67%	15,365	900	5.86%
Loans, net	660,675	29,921	4.53%	603,875	26,960	4.46%
Total earning assets	759,681	32,795	4.32%	698,541	29,396	4.21%
Cash and due from banks	35,337			34,999
Allowance for loan losses	(7,828)			(7,389)
Premises and equipment	21,084			19,124
Other assets	46,295			43,770
Total assets	$854,569			$789,045

Liabilities
Savings and interest bearing demand	$369,114	795	0.22%	$345,302	524	0.15%
Time deposits	214,639	2,661	1.24%	184,640	2,054	1.11%
Repurchase agreements & Other	12,350	16	0.13%	15,027	16	0.11%
Advances from Federal Home Loan Bank	20,000	320	1.60%	23,892	352	1.47%
Trust preferred securities	10,310	302	2.93%	10,310	252	2.44%
Total interest bearing liabilities	626,413	4,094	0.65%	579,171	3,198	0.55%
Non interest bearing demand	127,747		0.54%	115,905		0.46%
Total funding	754,160			695,076
Other liabilities	10,871			9,429
Total liabilities	765,031			704,505
Equity	89,538			84,540
Total liabilities and equity	$854,569			$789,045

Net interest income (tax equivalent basis)		$28,701			$26,198

Net interest income as a percent of average interest-earning assets			3.78%			3.75%

11